LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Bond Fund
LVIP Macquarie Diversified Income Fund
LVIP Macquarie Diversified Floating Rate Fund
LVIP Macquarie Limited-Term Diversified Income Fund

Supplement Dated October 2, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP Macquarie Bond Fund, LVIP Macquarie Diversified Income Fund, LVIP Macquarie Diversified Floating Rate Fund, and LVIP Macquarie Limited-Term Diversified Income Fund (the “Funds”). You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

EXPLANATORY NOTE

This supplement to the SAI with respect to the Funds is being filed to further clarify the portfolio manager changes that were disclosed in the supplement filed on May 9, 2024, dated May 9, 2024, to the SAI dated May 1, 2024.

Effective Immediately, revisions to the SAI are as follows:

1.	All references to, and information regarding, David Hillmeyer and Daniela Mardarovici, in the SAI, are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – Delaware Investments Fund Advisers:

	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Janaki Rao[1]
Registered Investment Companies	9	$18,233	0	$0
Other Pooled Investment Vehicles	2	$1,034	0	$0
Other Accounts	53	$7,936	0	$0

Andrew Vonthethoff, CFA[1]
Registered Investment Companies	9	$17,909	0	$0
Other Pooled Investment Vehicles	13	$3,912	0	$0
Other Accounts	56	$10,391	0	$0

1 Information is as of July 31, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE